                                                                   EXHIBIT 10.10

                                     LEASE
                                     -----

     This LEASE, executed in duplicate at Torrance, California, on August 18, 1964, Between Jack H. Cramer and Walter Lee Brown Jr., hereinafter called Lessor, and Albert J. A1essandra, hereinafter called Lessee.

     (1) That the Lessor, in consideration of the rents hereinafter reserved and of the agreements, conditions, covenants and terms of the part of the Lessee hereinafter contained, leases to the Lessee, and the Lessee takes and gires from the Lessor for the purpose of a one hundred-six (106) bed nursing home and/or convalescent hospital, or for such use or uses as a defined by written agreement between Lessor and Lessee, the following property described (hereinafter referred to as "the premises"), in the city of Torrance, County of Los Angeles, State of California, generally known and described as follows:

     Legal Description of Parcel "C" - That portion of Lots 65, 66, 82 and 83 of Tract No. 2200, City of Torrance, County of Los Angeles, State of California as per map recorded in Book 26, pages 19 AND 20 of Maps in the office of the County Recorder of said County, described as follows:
     Beginning at the Northwesterly corner of Lot l of Tract No. 22792 as per map recorded in Book 701, Pages 84 to 89 of Maps, records of said County; thence along the Northerly boundary of said Tract No. 22792, N. 89 Deg. 57 Min. 52 Sec. E., 280.97 feet; thence leaving said boundary line N.76 Deg 39 Min. 25 Sec. W., 3.09 feet; thence N. 0 Deg. 01 Min. 49 Sec. W., 161.96 feet; thence N. 76 Deg. 39 Min. 30 Sec. W., 270.86 feet more or less to a point on the Easterly boundary of Maple Avenue, 80 feet wide, as shown on map of said Tract 22792; thence along said Easterly boundary of Maple Avenue S. 13 Deg. 20 Min. 30 Sec. W., 8.18 feet to the beginning of a tangent curve concave Easterly and having a radius of 460.00 feet; Northwesterly along said curve through a central angle of 13 Deg. 22 Min. 38 Sec., distance of 107.40 feet to the end thereof, and S. 0 Deg. 02 Min. 08 Sec. E., 110.96 feet to the point of beginning. Property is more commonly known as 22500 Block, Maple Avenue, Torrance, California.

     (2) The term of the lease shall be for ten (10) years, commencing on August 1, 1965, and ending on July 31, 1975, at a total rent of Five Hundred Seventy-Two Thousand, Four Hundred ($572,400,000) Dollars, in lawful money of the United States, payable to the Lessor in equal monthly installments of Four Thousand, Two Hundred Forty ($4,240.00) Dollars in advance on the first day of each month for the first five years of the lease term, and in equal monthly installments of Five Thousand, Three Hundred ($5,300.00) Dollars per month from the Sixth thru the Tenth years of the term of the lease herein, each in advance on the first day of each month until said total rent of Five Hundred Seventy-Two Thousand, Four Hundred ($572,400.00) Dollars shall be paid in full.

     If Lessor, for any reason whatsoever, cannot deliver the possession of said premises to Lessee at the commencement of said term, as hereinbefore specified, this lease shall not be void or voidable, nor shall Lessor be liable to Lessee for any loss or damage resulting therefrom; but in that event said term shall commence from the time and when Lessor can deliver possession and the term of this lease shall be extended by such delay. PROVIDED, HOWEVER, that in the event said delay shall continue more than sixteen months after the execution, then the herein lease shall be deemed cancelled unless the parties mutually agree in writing to extend said commencement date to a date certain not to exceed three months thereafter. Date of possession is to be established by recorded Notice of Completion and Certificate of Occupancy issued by the Building Department of the City of Torrance.

     The Lessee shall pay as advance rent the first three (3) months rent and the last three (3) months rent amounting to Twenty-Eight Thousand, Six Hundred Twenty ($28,620.00) Dollars payable as follows: Four Thousand, Two Hundred Forty ($4,240.00) Dollars upon the start of construction of herein said premises; and Twenty Four Thousand Three Hundred Eighty ($24,380.00) Dollars upon the completion of herein said premises.

     (3) That the Lessee will not use, or permit to be used, and no use shall be made, or permitted to be made, of said premises, nor acts done, which will increase the hazard thereon nor shall the Lessee sell, or permit to be kept, used or sold, in or about the said premises, any article which may be prohibited by the standard form of fire insurance policies, or by law or ordinance.

     Lessee shall insure under a policy or policies of extended coverage fire insurance, policies in an amount equal to the sound insurable value thereof, the premises demised herein. The Lessor and Lessee herein agree that the sound insurable value is the sum of Three Hundred Twenty Nine Thousand ($329,000.00) Dollars. In the event that Lessee shall fail or neglect to take out or maintain said extended coverage fire insurance, Lessor may, but nothing herein contained shall be deemed to create any obligation or liability on Lessors part so to do, procure such insurance for such period as the Lessee shall fail or neglect so to do, and shall have the right to charge Lessee for same, and upon demand Lessee shall pay to Lessor the costs of obtaining said extended coverage fire insurance. In case of loss by fire, the proceeds from the insurance will be used to immediately replace the destroyed premises, and both Lessee and Lessor will cooperate to effect the earliest possible reconstruction or the repair of the damaged premises.

     (4) Lessee shall pay for all water, gas, heat, light, power, telephone service, and all other service supplied to the premises.

     (5) Excepting only the duty of the Lessor to care for maintain the roof, Lessor shall have no duty; obligation or liability, whatsoever, to care for or maintain the demised premises.

     (6) That the Lessee shall not commit, or suffer to be committed, any waste in, upon or about the said premises, or any other act or thing which may disturb the quite enjoyment of any other Lessee.

     (7) Lessee shall take care of demised premises and fixtures therein, and shall make, at Lessee's sole cost and expense, as and when needed, as a result of misuses and neglect by Lessee, all repairs in and about demised premises necessary to preserve them in good repair, order and condition, which repairs shall be, in quality and class to the original work. The Lessee shall not make, or suffer to be made, any additions, alterations or changes of the said premises, or any part thereof, without the written consent of the Lessor first had and obtained.

     (8) Any additions to or alterations of the said demised premises, except moveable furniture and fixtures, shall become at once a part of the realty, and belong to the Lessor, it is expressly agreed that any linoleum or rubber tile, or other floor covering affixed to the floors by plaster, glue or cement or mastic, and any wood flooring, paneling or other wall covering installed by the Lessee shall become and remain a part of the leased premises and shall not be removed by the Lessee at the end of his occupancy or otherwise, except upon the written consent or order of the Lessor.

     (9) Lessee shall pay all real estate taxes which shall, during the time of this lease, be assessed against the demised premises. Lessee shall further pay, in addition to all other sums, any assessments, general or specific, which may become payable and which may be levied or assessed against the demised premises during the term hereof. Lessee further agrees to pay all fees,

?????????????????????????????????????????????????????????????????????????????
part thereof, or anything pertaining thereto, charge by any public authority having jurisdiction over the demised premises.

     (10) That Lessee will, at Lessee's sole cost and expense, faithfully observe in the use of the premises, all the requirements of all Municipal, State, Federal and other governmental authorities and shall observe and comply with all laws, regulations and ordinances of such authorities, now in force, or which may hereafter be in force.

     (11) That Lessee, as material part of the consideration for the execution of the herein lease, does hereby assume all risk of injury or damage to all property or persons, including Lessee and Lessee's property and that Lessee will hold the Lessor harmless from all liability, loss, cost and obligations arising out of, or on account of any damage or injury caused by Lessee or any other persons. Lessee further agrees to maintain and keep in force during the term of the lease, at Lessee's expense, public liability insurance in the amount of Two Hundred Thousand ($200,000.00) Dollars as to any one person, and Three Hundred Thousand ($300,000.00) Dollars as to any two or more persons, and property damage in the amount of Ten Thousand ($l0,000.00) Dollars.

     (12) Lessee will not place, or permit to be placed, in, upon or about the said premises, any sign visible from the exterior of said premises, without Lessor's written approval.

     (13) That Lessee will permit the Lessor and his agents to enter into and upon said premises at all reasonable times for the purpose of inspecting same, or for emergency purposes, or for the purpose of making repairs, alterations or additions, or for the purpose of posting notices of non-responsibility, to any portion of said building, without any rebate of rent to the Lessee for any loss of occupancy or quite enjoyment of the premises thereby occasioned.

     (14) That on the last day of said term, ?? ?????? ???????? termination of this lease, the Lessee wi11 peaceably and quietly leave, surrender and yield up to the Lessor, all and singular, the said premises with the said appurtenances in good order, condition and repair, reasonable wear, and tear excepted, and Lessee will remove all fixtures and equipment which Lessee shall be entitled to remove on or before the expiration or sooner termination of the herein lease.

     (15) In the event that during the term hereby any alteration, addition, or change or otherwise to the demised premises or any portion thereof be required by law or regulation or rule, all thereof shall be made by Lessee's at Lessee sole cost and expense.

     (16) No default or breach of any covenant or condition on the part of Lessor shall exist unless and until Lessee shall serve upon Lessor a written notice, specifying with particularity wherein it is claimed that Lessor has failed or omitted to perform or observe any covenant or condition on his part, and the failure or omission on the part of Lessor to so perform within fifteen
(15) days after receipt by Lessor of said notice.

     (17) Lessor represents and warrants unto Lessee that at the time of the execution hereof the demised premises are zoned for the uses and purposes, as hereinbefore in paragraph (1) provided, for which the demised premises are let and demised to Lessee.

     (18) Lessee shall not have any claim whatsoever against the Lessor for any damages, nor shall Lessee be released or discharged from any of his obligations, liabilities, or indebtedness hereunder, should the possession by Lessee of the demised premises be disturbed or interfered with or affected in any manner whatsoever, and irrespective of how cause or by whom, excepting only the intentional, wrongful, affirmative, and wilful eviction of Lessee by Lessor.

     (19) Throughout this lease the word ????????????????????????????????????
sive with the phrase "right of eminent domain," i.e., the right of people or government to take property for government use, and shall include the intention to condemn expressed in writing as well as the filing of any action or proceeding for condemnation.

     In the event that any action or proceeding for condemnation is commenced, in exercise of the right of eminent domain, of the demised premises or any portion thereof, or if Lessor is advised in writing by any government, federal, state or municipal, or agency or department or bureau thereof, or any entity or body having the right or power of condemnation, of its intention to condemn the or any portion of the demised premises, Lessee having the right of possession of the demised premises at the time thereof, or if the demised premises or any part or portion thereof be condemned through such action, then and in any of said events:

     (a) Lessor may, without any obligation or liability to Lessee and without affecting the validity and existence of this lease other than as hereafter expressly provided, agree to sell and/or convey to the condemnor, without first requiring any action or proceeding be instituted, or, if such action or proceeding shall have been instituted, without requiring any trial or hearing hereof, and Lessor is expressly empower to stipulate to judgment therein, the part and portion of the demised premises sought by the condemnor, free from this lease and the rights of Lessee hereunder with and excepting only as hereinafter in paragraph (b) provided.

     (b) Lessee shall have no claim against Lessor nor be entitled to any part or portion of the amount that may be paid or awarded as a result of the sale, for the reasons as aforesaid, or condemnation of the demised premises or any actual part or portion thereof, Lessee hereby assigning, transferring, and setting over unto Lessor any interest, if any, which Lessee would but for this provision ????? ??? to, upon, or against the demised premises or any part of portion thereof or the amount agreed to be paid and/or awarded and paid to Lessor excepting only Lessee shall be entitled to seek to recover as against the condemnor, and Lessor shall have no claim therefor or thereto, for Lessee's trade fixtures and any removable structures and improvements erected and made by Lessee to or upon the demised premises which Lessee is entitled to remove upon expiration of the term hereof.

     (20) Lessee shall have the reasonable right to assign this lease, or any interest therein, and shall have the right to sublet the said premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person, the agents and servants of Lessee excepted, to occupy or use the said premises, or any portion thereof, with the written consent of Lessor first had and obtained, and a consent to one assignment, subletting, occupation or use by another person shall be deemed to be a consent to any subsequent assignment, subletting, occupation, or use by another person. Any such assignment or subletting without such consent shall be void, and shall, at the option of Lessor, terminate the lease. This lease shall not, nor shall any interest therein, be assignable, as to the interest of Lessee, by operation of law without the written consent of Lessor.

     (a) If Lessee be a partnership, a withdrawal or change, voluntary, involuntary, by operation of law, or otherwise of any of the partners thereof, or if Lessee be composed of more than one person, a purported assignment or transfer, voluntary or involuntary, by operation of law, or otherwise from one thereof unto the other or others thereof, or if Lessee be a corporation, a change in the ownership, voluntary or involuntary, or by operation of law, or otherwise, of thirty-three and one-third per cent (33-1/3%) or more of its capital stock as owned as of the date of execution hereof, shall be deemed an assignment prohibited hereby unless the written consent of Lessor be obtained thereto.

          (21) Either (a) the appointment of a receiver to take the possession of all or substantially all of the assets of Lessee, or (b) a general assignment by Lessee for the benefit of creditors, or (c) any action taken or suffered by Lessee under any insolvency or bankruptcy act shall ipso facto constitute a breach of this lease by Lessee.

          (22) In the event of any breach of this lease by Lessee, after giving Lessee fifteen (15) days written notice of said breach, and Lessee within said fifteen (15) days period having failed to remedy said breach, then Lessor besides other rights of remedies he may have, shall have the immediate right of re-entry and may remove all persons and property from the premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Lessee. Should Lessor elect to re-enter, as herein provided, or should he take possession pursuant to legal proceedings or pursuant to any notice provided for by law, he may either terminate this lease or he may from time to time, without terminating this lease, re-let said premises or any part thereof for such term or terms, which may be for a term extending beyond the term of this lease, and at such rental or rentals and upon such other terms and conditions as Lessor in his sole discretion may deem advisable with the right to make alterations and repairs to said premises; upon each such re-letting (a) Lessee shall be immediately liable to pay to Lessor, in addition to any indebtedness other than rent due hereunder, the cost and expenses of such re-letting and of such alterations and repairs, incurred by Lessor, and the amount, if any, by which the rent reserved in this lease for the period of such re-letting exceeds the amount the Lessee agreed to be paid as rent for the demised premises for such period of such re-letting; or (b) at the option of Lessor rents received by such Lessor from such re-letting shall be applied; first, to the payment of any indebtedness, other than rent due hereunder from Lessee to Lessor; second, to the payment of any costs and expenses of such re-letting and of such alterations and repairs; third, to the payment for rent due and unpaid hereunder and the residue, if any, shall be held by Lessor and applied in payment of future rent as the same may become due and payable hereunder. If Lessee has been credited with any rent to be received by such re-letting under option (a), and such rent shall not be promptly paid to Lessor by the new tenant, or if such rentals received from such re-letting under option (b) during any month be less than that to be paid during that month by Lessee hereunder, Lessee shall pay any such deficiency to Lessor. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of said premises by Lessor shall be construed as an election on his part to terminate this lease unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such re-letting without termination. Lessor may at any time thereafter elect to terminate this lease for such previous breach. Should Lessor at any time terminate this lease for such breach, in addition to any other remedy he may have, he may recover from Lessee all damages he may incur by reason of such breach, including the cost of recovering the premises.

    (23) That in case suit be brought by Lessor against Lessee for the breach of any covenant or condition herein contained on the part of Lessee to be kept or performed, the Lessor shall be entitled to recover, in addition to any other damage suffered, reasonable attorney's fees and courts costs. Upon the filing of any action for unlawful detainer, or any other action by the Lessor against the Lessee under the terms ran of this lease, the court may appoint a receiver without notice to the Lessee to take possession of said premises, remove the goods, chatters and fixtures of the Lessee therefrom and conduct any other business therein, and collect any rent that may be or become due from any subtenant, pay all operating and cost expenses, and hold the balance, if any, during the pendency of said action.

    (24) In the event that the premises shall be partially destroyed by fire, earthquake or other casualty, or by the elements, the Lessor, shall have the right to re-enter the demised premises and repair the same, provided such repairs can be made within ninety (90) days of notice thereof to Lessor, and such partial destruction shall in no wise annul or void this lease, except that the Lessee shall be entitled to a proportionate deduction based upon the extent to which the making of such repairs shall interfere with the business carried on by the Lessee in said premises, but in no event to be more than the amount of the monthly rental. In the event that repairs cannot be made within the said ninety day period, this lease may be terminated at the option of either party. Such period of ninety days shall be extended by any delay caused by strikes, lockouts, lack of materials, acts of the Lessee, acts of God, fire or other casualty. In respect to any partial destruction which the lessor is obligated to repair under the terms of this paragraph, the provisions of (S)1932, subdivision 2, and (S)1933, subdivision 4, of the civil code of the State of California, are hereby waived by the Lessee. A total destruction of the building in which the said premises are situated shall terminate this lease.

    (25) All notices to be served hereunder shall be served upon the Lessor, care of Jack H. Cramer, 2780 Sepulveda Boulevard, in Torrance, California, and upon Lessee at the address of Lessee's demised premises. Either party may change said address of notice by notice in writing to the other.

     (26) Lessee is hereby granted an option to renew this lease for a further period of ten (10) years from and after the expiration of the original term, upon the same terms and conditions as herein contained, with the exception that if Lessee elects to exercise the option to renew this lease, then and in that event, the amount of rental shall be adjusted to an amount equivalent to the increased percentage, if any, of the Living Cost Index, published by the United States Bureau of Labor Statistics, Department of Labor, for the Los Angeles County area, for the a period from August 1, 1965, to and including July 31, 1975. In no event, however shall the rental rate for the exercise for the option to renew the lease for an additional ten year period be less than the sum of Forty-Five ($45.00) Dollars per bed per month. Written notice of Lessee's intention to renew this lease shall be given to Lessor at least sixty (60) days prior to the expiration of this lease.

     (27) Any holding over after the expiration of the said term, with the consent of Lessor, shall be construed to be a tenancy room month to month, at a rental of Forty-Five ($45.00) Dollars per bed per month, and shall otherwise be on the terms and conditions herein specified, so far as applicable.

     (28) This lease is subject to and valid upon Lessor's procurement of financing and start of construction of herein said demised premises on of before March 15, 1965.

     (29) The covenants and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators, and assigns of all of the parties hereto; and all of the parties hereto shall be jointly and severally liable ?????????????.

     (30) Time is of essence in every case and instance as contained in this agreement, including each and every term and condition as herein contained in this agreement.

    IN WITNESS THEREOF, Lessor and Lessee have executed this lease on August ??, ????.

                           /s/ Jack H. Cramer
                           ---------------------------------------
                           JACK H. CRAMER, Lessor


                           /s/ Walter Lee Brown, Jr.
                           ---------------------------------------
                           WALTER LEE BROWN JR., Lessor

                           /s/ Albert J. Alessandra
                           ---------------------------------------
                           ALBERT J. ALESSANDRA, Lessee

                     SECOND AMENDMENT TO AGREEMENT OF LEASE
                     --------------------------------------

                         AND RIGHT OF FIRST REFUSAL AND
                         ------------------------------

                              ASSIGNMENT OF LEASE
                              -------------------



        This "SECOND AMENDMENT TO AGREEMENT OF LEASE AND RIGHT OF FIRST REFUSAL AND ASSIGNMENT OF LEASE" ("AMENDMENT") as entered into by JACK H. CRAMER and WALTER LEE BROWN, JR. (LESSORS), ALJAR CORPORATION, a California corporation, operating ROYALWOOD CONVALESCENT HOSPITAL ("OLD LESSEE"), and NATIONAL ACCOMODATIONS, INC. ("NEW LESSEE").


        RECITALS:
        --------

        This SECOND AMENDMENT is made with reference to the following facts:

        A. On November 1, 1969, WALTER LEE BROWN, JR. and JACK CRAMER leased to ALJAR CORPORATION, certain real property in the City of Torrance, California. (A copy of said LEASE is attached hereto and made a part hereof as EXHIBIT "A").

        B. On November 18, 1974, the aforesaid parties executed a document amending said LEASE, entitled "AMENDMENT TO AGREEMENT OF LEASE AND RIGHT OF FIRST REFUSAL" which is attached hereto and made a part hereof as EXHIBIT "B".

        C. This SECOND AMENDMENT is entered into by the parties hereto in order to further amend the terms of the LEASE as heretofore amended, and to substitute NATIONAL ACCOMODATIONS, INC. as the new "LESSEE" for ALJAR CORPORATION, the "OLD LESSEE", and to terminate all rights, duties and obligations of OLD LESSEE under the LEASE as heretofore amended all effective on August 1, 1979.

                                   Page One

         D. Except as specifically amended herein, all terms and conditions of the LEASE (as previously amended) shall remain in full force and effect.


         AMENDMENT:
         ---------

         For and in consideration of the mutual promises contained herein, and for other good and valuable consideration, the parties hereto agree as follows:

         1. The language contained in Paragraphs 2 and 26 is stricken and the following language is substituted in its place:

        "(2) The continued term of this LEASE shall commence on August 1, 1979 and end at midnight of October 31, 1994. LESSEE shall have the option to extend this LEASE for an additional five (5) terms, each comprised of five (5) years, under the same terms and conditions contained in this LEASE. Said option shall be exercised in writing by giving LESSORS notice at least ninety (90) days but not more than one hundred eighty (180) days prior to October 31, 1994.

         From August 1, 1979 to and including November 30, 1984, the monthly rent shall be Nine thousand four hundred ($9,400.00) Dollars, payable in advance on the first (1st) day of each and every month. Upon the execution of this LEASE by "NEW LESSEE", it (NEW LESSEE) shall deposit with LESSOR the additional sum of Nine thousand four hundred ($9,400.00) Dollars to be held by LESSOR to assure the faithful performance by the NEW LESSEE of the covenants and conditions of this LEASE. Said sum will be returned to LESSEE at the end of the leasehold period or end of the option period, if exercised, provided NEW LESSEE is not in default of any of the provisions of this LEASE.

                                   Page Two

If NEW LESSEE is in default, LESSOR may retain that sum of money required to compensate LESSOR for the damages resulting from said default and return the balance remaining to NEW LESSEE.

        Beginning on December 1, 1984, and through October, 1989, the monthly rental shall be increased to reflect the greater of the following:

         (a) Fifteen (15%) percent of the prior monthly rental ($9,400.00 plus $1,410.00); or

         (b) Fifty (50%) percent of the increase, if any, of the allowable Medi-Cal rate using the base rate of $27.77 per patient day (the June 1979 rate) as compared with the rate for November, 1984. By way of example, should the rate increase by forty (40%) percent over the base rate, the monthly rental shall increase by twenty (20%) percent over the prior month's rent ($9,400.00).

         (c) The above formula for computing increases in rent shall be applied to each successive five (5) year rental period including any option period exercised to increase the rent by fifteen (15%) percent over the prior period's rent or by applying fifty (50%) percent of the increase of the Medi-Cal rate from June 1979 to the last months rent of the prior rental period, whichever is greater.

         Should the State of California discontinue the present program of issuing a daily rate, or should it modify that program in any way, the increase in rent shall be calculated to fairly reflect fifty (50%) percent of the increase in reimbursement received by the NEW LESSEE from Medi-Cal or any successor program."

        2. Paragraph 32 (as set forth in the FIRST AMENDMENT) is stricken and the following language is substituted:

                                  Page Three

        "32". Excluded from the provisions of this LEASE, and not demised or rented herewith to NEW LESSEE, is the property commonly described as 22510 Maple Avenue, Torrance, California, including the building located thereupon and three
(3) parking stalls located behind said building. LESSOR shall have full and complete use of the aforesaid, and shall not be required to pay any real property taxes and related assessments due and payable thereon. Said taxes shall be paid by NEW LESSEE.

        3. Paragraph 3 of the LEASE (Page 2) is amended to change the insurable value of the premises from $329,000.00 to $700,000.00.

        4. Paragraph 11 of the LEASE is amended to change the public liability insurance amounts to $250,000.00 as to any one (1) person, $400,000.00 as to any two (2) or more persons, and property damage in the amount of $25,000.00.

        5. A new Paragraph 33 shall be added to this LEASE to provide as follows:

        "NEW LESSEE agrees that if any lender, holder or proposed holder of a note or other obligation secured or to be secured by a mortgage or a deed of trust on the above premises, shall succeed to the interest of the LESSOR in the above premises, whether such succession comes about as a consequence of foreclosure of any such mortgage, sale under such deed of trust, or otherwise, the NEW LESSEE, at the option of the lender, will attorn to the lender under the above LEASE and will execute such agreement of attornment as may reasonably be required by the lender confirming such attornment including such agreement of attornment as may be required by a new lender prior to making a loan.


                                   Page Four

                   In the event of such attornment, the LEASE shall continue in effect, but the lender shall not be liable with respect to any matter under the LEASE prior to the date of attornment, and from and after such date the lender's liability under the LEASE shall be only in privity of estate and not otherwise. On any transfer by the lender of its interest after such attornment, the lender shall thereupon automatically be released and discharged from all liability thereafter accruing under the LEASE.

                   The agreements in favor of the lender as set forth above, shall not only inure to its benefit but also to the benefit of any assignee or successor of the lender, including any purchaser at a sale in foreclosure. The NEW LESSEE makes the foregoing agreement well knowing that a lender may rely on it in making any loan to be secured by a mortgage or deed of trust on the above premises".

        6. Paragraph (22) of the LEASE is amended to add the following language:

         In the event of default of payment of rent for a period of seven (7) business days after written notice by LESSOR to LESSEE to pay all arrearage and rent, LESSOR may, at his option, declare the LEASE terminated and pursue all contractual and legal remedies to recover the premises and for such damages, if any, resulting from the breach, as set forth herein. In the event of any conflict between this paragraph and the other provisions of this paragraph (22) of this LEASE, the provisions of this paragraph shall control.


                                   Page Five

          7. Paragraph (25) of the LEASE is amended in the following respect as to the name and address for the giving of NOTICE to LESSEE:

         "LESSEE:

                   NATIONAL ACCOMODATIONS, INC.
                   4070 Laurel Canyon Boulevard
                   Studio City, California
                                         91604"

          8.  Paragraph (34) is added to the LEASE to read as follows:
         "(34) LESSEE is granted the right to cancel this LEASE at any time during its term upon the giving of ninety (90) days notice in writing to LESSOR and the payments to LESSOR of a cancellation fee of $250,000.00 in cash."

         9. LESSOR agrees that NEW LESSEE is hereby substituted as LESSEE under the LEASE, as amended herein, in place and stead of OLD LESSEE, effective August 1, 1979, and releases fully OLD LESSEE from any rights, duties and obligations under this LEASE, as amended, beginning August 1, 1979. NEW LESSEE hereby agrees to become LESSEE under the LEASE, as amended, and to comply with all terms and conditions of the LEASE, as amended, imposed upon LESSEE therein, effective August 1, 1979.

         10. Paragraph (20) of the LEASE is stricken and the following language substituted:

         "(20) LESSEE may not assign this LEASE nor sublet the premises without the prior express written consent of the LESSOR. LESSOR shall not unreasonably withhold its consent to a financially responsible person or entity, but in the event of such assignment, LESSEE shall remain liable for nonpayment of rent by any subsequent assignee unless released therefrom in writing by LESSOR. Notwithstanding the above, NEW LESSEE, as LESSEE has the

                                    Page Six
         right to assign the LEASE, as amended, to a subsidiary corporation of NEW LESSEE; but NEW LESSEE shall at all times be obligated to perform the term hereof and to pay the rents provided for herein as though no such assignment had been made by NEW LESSEE to its subsidiary.

         11. LESSOR and OLD LESSEE agree that NEW LESSEE has acquired all right, title and interest in the furniture, fixtures and equipment, including but not limited to dietary equipment, presently used or useful in the operations of a 110-bed convalescent hospital in the said premises and that NEW LESSEE has the sole and exclusive use of the name "ROYALWOOD CONVALESCENT HOSPITAL" and the telephone number used with the telephone system in said premises.

         12. OLD LESSEE shall not manage, operate or otherwise engage in the convalescent hospital business within a radius of twenty (20) miles from 22520 Maple Avenue, Torrance, California, without the written consent of NEW LESSEE.

         13. For the sum of Ten ($10.00) Dollars and other valuable consideration, receipt of which is hereby acknowledged, LESSOR agrees that this AMENDMENT shall become effective on August 1, 1979, if, but only if, NEW LESSEE and OLD LESSEE shall deliver to LESSOR a NOTICE signed by both of them to that effect on or before August 1, 1979.

         IN WITNESS WHEREOF, LESSOR, OLD LESSEE, and NEW LESSEE as LESSEE have executed this AMENDMENT on July 10, 1979.

LESSORS:


/s/ Walter Lee Brown, Jr.
-----------------------------
Walter Lee Brown, Jr.


/s/ Jack H. Cramer
-----------------------------
Jack H. Cramer

                                  Page Seven

(NEW LESSEE) LESSEE:


NATIONAL ACCOMODATIONS, INC.

BY /s/ [SIGNATURE APPEARS HERE]
   -------------------------------
 /s/ [SIGNATURE APPEARS HERE]
----------------------------------

OLD LESSEE:


ALJAR CORPORATION

BY /s/ [SIGNATURE APPEARS HERE]
   -------------------------------
 /s/ [SIGNATURE APPEARS HERE]
----------------------------------

                                  Page Eight

                    SECOND AMENDMENT TO AGREEMENT OF LEASE
                    --------------------------------------

                         AND RIGHT OF FIRST REFUSAL AND
                         ------------------------------

                              ASSIGNMENT OF LEASE
                              -------------------



         This "SECOND AMENDMENT TO AGREEMENT OF LEASE AND RIGHT OF FIRST REFUSAL AND ASSIGNMENT OF LEASE" ("AMENDMENT") is entered into by JACK H. CRAMER and WALTER LEE BROWN, JR. (LESSORS), ALJAR CORPORATION, a California corporation, operating ROYALWOOD CONVALESCENT HOSPITAL ("OLD LESSEE"), and NATIONAL ACCOMODATIONS, INC. ("NEW LESSEE").


         RECITALS:
         --------

         This SECOND AMENDMENT is made with reference to the following facts:

         A. On November 1, 1969, WALTER LEE BROWN, JR. and JACK CRAMER leased to ALJAR CORPORATION, certain real property in the City of Torrance, California. (A copy of said LEASE is attached hereto and made a part hereof as EXHIBIT "A").

         B. On November 18, 1974, the aforesaid parties executed a document amending said LEASE, entitled "AMENDMENT TO AGREEMENT OF LEASE AND RIGHT OF FIRST REFUSAL" which is attached hereto and made a part hereof as EXHIBIT "B".

         C. This SECOND AMENDMENT is entered into by the parties hereto in order to further amend the terms of LEASE as heretofore amended, and to substitute NATIONAL ACCOMODATIONS, as the new "LESSEE' for ALJAR CORPORATION, the "OLD LESSEE", and to terminate all rights, duties and obligations of OLD LESSEE under the LEASE as heretofore amended all effective on August 1, 1979.

                                   Page One

         D. Except as specifically amended herein, all terms and conditions of the LEASE (as previously amended) shall remain in full force and effect.


         AMENDMENT:
         ---------

         For and in consideration of the mutual promises contained herein, and for other good and valuable consideration, the parties hereto agree as follows:

         1. The language contained in Paragraphs 2 and 26 is stricken and the following language is substituted in its place:

         "(2) The continued term of this LEASE shall commence on August 1, 1979 and end at midnight of October 31, 1994. LESSEE shall have the option to extend this LEASE for an additional five (5) terms, each comprised of five (5) years, under the same terms and conditions contained in this LEASE. Said option shall be exercised in writing by giving LESSORS notice at least ninety (90) days but not more than one hundred eighty (180), days prior to October 31, 1994.

         From August 1, 1979 to and including November 30, 1984, the monthly rent shall be Nine thousand four hundred ($9,400.00) Dollars, payable in advance on the first (1st) day of each and every month. Upon the execution of this LEASE by "NEW LESSEE", it (NEW LESSEE) shall deposit with LESSOR the additional sum of Nine thousand four hundred ($9,400.00) Dollars to be held by LESSOR to assure the faithful performance by the NEW LESSEE of the covenants and conditions of this LEASE. Said sum will be returned to LESSEE at the end of the leasehold period or end of the option period, if exercised, provided NEW LESSEE is not in default of any of the provisions of this LEASE.

                                    Page Two

If NEW LESSEE is in default, LESSOR may retain that sum of money required to compensate LESSOR for the damages resulting from said default and return the balance remaining to NEW LESSEE.

     Beginning on December 1, 1984, and through October, 1989, the monthly rental shall be increased to reflect the greater of the following:

     (a) Fifteen (15%) percent of the prior monthly rental ($9,400.00 plus $1,410.00); or

     (b) Fifty (50%) percent of the increase, if any, of the allowable Medi-Cal rate using the base rate of $27.77 per patient day (the June 1979 rate) as compared with the rate for November, 1984. By way of example, should the rate increase by forty (40%) percent over the base rate, the monthly rental shall increase by twenty (20%) percent over the prior month's rent ($9,400.00).

     (c) The above formula for computing increases in rent shall be applied to each successive five (5) year rental period including any option period exercised to increase the rent by fifteen (15%) percent over the prior period's rent or by applying fifty (50%) percent of the increase of the Medi-Cal rate from June 1979 to the last months rent of the prior rental period, whichever is greater.

     Should the State of California discontinue the present program of issuing a daily rate, or should it modify that program in any way, the increase in rent shall be calculated to fairly reflect fifty (50%) percent of the increase in reimbursement received by the NEW LESSEE from Medi-Cal or any successor program.

     2. Paragraph 32 (as set forth in the FIRST AMENDMENT) is stricken and the following language is substituted:

                                  Page Three

                                  AMENDMENT TO
                                  ------------

                             RIGHT OF FIRST REFUSAL
                             ----------------------

     This Amendment is entered into by and between JACK H. CRAMER and WALTER LEE BROWN, JR. ("LESSOR"), and ALJAR CORPORATION, a California corporation, operating Royalwood Convalescent Hospital ("LESSEE").


                                    Recitals
                                    --------

     1. This Amendment, executed at Torrance, California, on November 18, 1974, amends and supercedes, effective November 1, 1974 to the extent recited herein, that certain Agreement of Lease and Right of First Refusal executed on November 1, 1974, between LESSOR and LESSEE.

     2. This Amendment is entered into by the parties hereto in order to resolve certain disputes which have arisen concerning the Agreement of Lease and Right of First Refusal, executed by the parties hereto on November 1, 1969.



                                    Amendment
                                    ---------

     1. Paragraph (1) is amended to exclude from the property let by LESSOR to LESSEE that property commonly known as 2251 Maple Avenue in the City of Torrance, County of Los Angeles, State of California, including the building located thereupon and three (3) parking stalls located behind said building.

     2. Paragraph (2) is amended to read as follows:

        "(2) The term of the lease shall be twenty-five (25) years from November 1, 1969 through and including October 31, 1994. Upon giving notice thereof not more than twelve nor less than six months before the expiration of that term of lease, LESSEE shall have the right of renewal for an additional twenty-five (25) years upon favorable ????????? terms and conditions.

     "The rental shall be $5,390.00 per month from November 1, 1969 through October 31, 1974.

     "The rental shall be $7,390.00 per month ("base rental") from November 1, 1974 through October 31, 1994, with cost of living increases over the base rental commencing on November 1, 1979 and November 1, 1984, computed in the manner provided in Paragraph (26).

     "Any prepaid rentals previously paid by LESSEE to LESSOR shall be applied with reference to the rental due hereunder."

3.   Paragraph (26) is amended to read as follows:

     "(26) Cost of living increases described in Paragraph (2) shall be computed as follows based upon the Cost of Living Index, published by the United States Bureau of Labor Statistics, Department of Labor, for the Los Angeles County area.

     "The base index shall be the index for October 1974.

     "The cost of living increases, as of November 1, 1979 and November 1, 1984 respectively, to the base rental as defined in Paragraph (2) shall be computed based on the percentage increase, if any, of the indexes for October 1979 and October 1984 respectively over the base index.

     "By way of example, if the index for October 1974 ("base index") were 107.5 and the index for October 1979 were 123.2, the monthly rental from November 1979 to October 1984 would be (123.2-107.5 x $7,390.00) + 107.5 $7,390.00 =
$8,469.28. Similarly, if the index for

October 1984 were 139.7, the monthly rental from November 1984 to October 1994 inclusive would be

 (139.7-107.5
  ------------ x  $7,390.00) + $7,390.00 = $9,603.56.
     107.5
         "Since there is some delay in the issuance of the indexes by the Department of Labor, the October 1979 and October 1984 indexes will not be available as of November 1, 1979 and November 1, 1984 respectively. LESSOR and LESSEE therefore agree that the rental increases as of November 1, 1979 and November 1, 1984 shall initially be computed based on the percentage increase, if any, of the latest available indexes as of those dates ("tentative indexes") over the base index. Upon the release of the indexes for October 1979 and October 1984, the rental increases shall be calculated based upon said indexes as provided above; and the parties shall make any necessary adjustment, retroactive to November 1, 1979 and November 1, 1984 respectively, to make the rentals the same as they would have been if calculated based on the percentage increases of the indexes for October 1979 and October 1984 respectively (rather than the tentative indexes) over the base index. Such adjustment shall be made within 10 days after written demand therefor stating the appropriate index and the amount of adjustment. No interest shall be payable on any such adjustment.

         "By way of example, if on November 1, 1979, the latest available index was the index for July 1979 and such index were 121.2 and the index for October 1974 (base index) were 107.5, the monthly rental for each month from November 1979 through the month in which the October 1979 index was released would be

                (121.2-107.5
                 -----------  x $7,390.00) + $7,390.00 = $8,33l.80.
                   107.5

                If the October 1979 index were released in February 1980 and were 123.2, and LESSOR thereupon made demand on LESSEE for the adjustment, the adjustment would be payable in 10 days, being equal to the difference in monthly rentals ($8,469.28 - $8,331.80 = $137.48), computed using the October 1979 and July 1979 indexes respectively, and those computed using the tentative indexes, times the number of months over which said differential was payable (in this example, November 1979 through February 1980 inclusive, equals four months) equals ($137.48 x
                4) = $549.92."

                4. A new paragraph 31 is added to the lease, to read as follows:

                   "(31) LESSEE hereby waives all claims against LESSOR for
                rent and taxes for the period prior to this Amendment, for the property commonly known as 2251 Maple Avenue, City of Torrance, County of Los Angeles, State of California, including the building located thereupon and three (3) parking stalls located behind said building.

                5. A new paragraph 32 is added to the lease to read as follows:

                   "(32) LESSOR hereby agrees to procure a separate tax
                bill for the property commonly known as 2251 Maple Avenue, City of Torrance, County of Los Angeles, State of California, including the building located thereupon and three (3) parking stalls located behind said property. LESSOR agrees to pay all real and personal property taxes becoming due and payable upon said property after December 1, 1974, and to hold, LESSEE harmless from any claims for any taxes on said property due and payable after the date hereof. There shall be no pro-ration upon any taxes previously paid by LESSEE upon said property."


               IN WITNESS WHEREOF, LESSOR and LESSEE have executed this Amendment on November 18, 1974.



LESSOR:



                                      ---------------------------------------
                                               Walter Lee Brown, Jr.



                                      ---------------------------------------
                                                  Jack H. Cramer


LESSEE:                               ALJAR CORPORATION



                                      By
                                        -------------------------------------
                                               Joseph S. Steinberg,
                                                  Vice-President


                                      ---------------------------------------
                                                  Mildred Garcia,
                                                Secretary-Treasurer

                                                                       EXHIBIT C


                                AMENDMENT TO LEASE

                                       AND

                       RIGHT OF FIRST REFUSAL TO PURCHASE



     This amendment is entered into by and between Walter Lee Brown, Jr. and Jack H. Cramer Lessors, and Aljar Corporation, a California corporation, Lessee.

                                    Recitals
                                    --------

     This amendment, executed at Torrance, California, on May 23, 1969, amends and supersedes, to the extent recited herein, that certain lease executed on August 18, 1964, between Jack H. Cramer and Walter Lee Brown, Jr., Lessors, and Albert J. Alessandra, Lessee. The lease was subsequently assigned to Aljar Corporation, a California corporation, dba Royalwood Convalescent Hospital in Torrance, California, and amended on February 27, 1966. Said lease as assigned and amended is referred to herein as "the lease".

                                   Amendment
                                   ---------

     1.  With reference to paragraph (2), as amended:

     (a) The term of the lease shall be twenty-five (25) years from the effective date of this amendment; and, upon giving of notice thereof not more than twelve nor less than six months before the expiration of that term of the lease, lessee shall have the right of renewal for an additional twenty-five (25) years upon equally favorable terms and conditions.

     (b) The rental shall be $49.00 per bed, with cost of living increases in the 5th and 15th years, computed in the manner provided in paragraph 26.

     2. Paragraph (2) is amended to read as follows:

        (20) This lease may be freely assigned, and the premises, or any part thereof, may be freely sublet by lessee or any assignee, all without any consent of lessors; provided,

??????????? written notice of any assignment or sublease given to lessors; and provided, further, that lessee and any assignee shall continue to be liable for nonpayment of rent by any subsequent assignee unless released therefrom in writing by lessors.

     3. A new paragraph 31 is added to the lease, to read as follows:

        (31) Lessee, or any assignee, shall have the right of first refusal to purchase the real property described in paragraph (1), or any portion thereof, upon equally favorable terms and conditions as may be available to any other prospective purchaser (whether, technically, said purchaser is making an offer or accepting an offer of lessors). Lessors shall give written notice to lessee or assignee of all the terms of such prospective sale, and offer to sell to lessee or assignee on those terms; and lessee or assignee shall have thirty (30) days in which to accept that offer by giving notice to lessors of its acceptance of that offer to purchase on those terms and conditions. Such notices may be given by personal service or by registered mail, return receipt requested (which shall be effective upon receipt by the person to whom addressed). If lessee or assignee does not give such notice of acceptance within thirty (30) days after receipt of lessors' offer, lessors may proceed to sell such property to any third party but not on any more favorable terms or conditions than those set forth in lessors' offer to lessee or assignee.

     4. Any notices to be given under the lease as amended shall be in writing. In lieu of personal service, such notices may be made by registered or certified mail, return receipt requested, with postage fully prepaid, directed to the following address or any other address hereafter specified in writing:

              Lessors:
              -------

                     Walter Lee Brown, Jr.
                     Jack H. Cramer
                       12007 Santa Monica Boulevard
                       W. Los Angeles, California


              Lessee:
              ------

                     Aljar Corporation
                     c/o Associated Care Enterprises
                     1319 South Manhattan Place
                     Los Angeles, California


              5. This amendment shall become effective upon the date of the recordation of the lease and all amendments thereto with the County Recorder for Los Angeles County.

              6. Except as expressly or by implication inconsistent with this amendment, the other provisions of the lease remain in full force and effect. The parties intend that the lease may, at their convenience, be rewritten so as to reflect all its terms in one instrument.

              IN WITNESS WHEREOF, lessors and lessee have executed this amendment on May 23, 1969.

LESSORS
-------
                                                /s/ Walter Lee Brown, Jr.
                                               --------------------------------
                                                     Walter Lee Brown, Jr.

                                                /s/ Jack H. Cramer
                                               --------------------------------
                                                         Jack H. Cramer

LESSEE
------
                                               ALJAR CORPORATION

                                               By /s/ Jack H. Cramer
                                                 ------------------------------
                                                        President

                                               /s/ [ILLEGIBLE SIGNATURE]
                                               --------------------------------
                                                        Secretary

(Corporation)

STATE OF CALIFORNIA    )
                       )  SS.
COUNTY OF LOS ANGELES  )

On May 23, 1969 before me, the undersigned, a Notary Public in and for said State, personally appeared JACK H. CRAMER, known to me to be the ________ President, and CONSTANTINE FARMANS, known to me to be _________ Secretary of the corporation that executed the within Instrument, known to me to be the persons who executed the within Instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within Instrument pursuant to its by-laws or a resolution of its board of directors.

WITNESS my hand and official seal.        [NOTARY SEAL APPEARS HERE]

Signature /s/ Bernard Levine          -------------------------------------
          ---------------------                 OFFICIAL SEAL
                                                BERNARD LEVINE
     Bernard Levine                        NOTARY PUBLIC CALIFORNIA
-------------------------------               PRINCIPAL OFFICE IN
  Name (Typed or Printed)                      LOS ANGELES COUNTY
                                       My Commission Expires March 7, 1972
                                      -------------------------------------

                                        (This area for official notorial seal)










(Individual)

STATE OF CALIFORNIA   )
                      ) SS.
COUNTY OF Los Angeles )

On May 23, 1969, before me, the undersigned, a Notary Public in and for said State, personally appeared Walter Lee Brown, Jr. and Jack H. Cramer known to me to be the persons whose names are subscribed to the within instrument and acknowledged that they executed the same.



WITNESS my hand and official seal.        [NOTARY SEAL APPEARS HERE]

Signature /s/ Bernard Levine          -------------------------------------
          ---------------------                 OFFICIAL SEAL
                                                BERNARD LEVINE
     Bernard Levine                        NOTARY PUBLIC CALIFORNIA
-------------------------------               PRINCIPAL OFFICE IN
  Name (Typed or Printed)                      LOS ANGELES COUNTY
                                       My Commission Expires March 7, 1972
                                      -------------------------------------

                                        (This area for official notorial seal)

                                AMENDMENT TO THE
                                ----------------

                     SECOND AMENDMENT TO AGREEMENT OF LEASE
                     --------------------------------------

                         AND RIGHT OF FIRST REFUSAL AND
                         ------------------------------

                               ASSIGNMENT OF LEASE
                               -------------------



          With reference to the name of NATIONAL ACCOMMODATIONS, INC., as of July 1, 1979, NATIONAL ACCOMMODATIONS, INC. is now known as SUMMIT HEALTH Ltd.












/s/ Thomas Konig
--------------------------------------------
Thomas Konig, President
Skilled Nursing & Hotel Divisions